UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2025

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 East Colorado Boulevard, Suite 180

Pasadena, California 91101

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LIXT	The Nasdaq Stock Market LLC
Warrant to Purchase Common Stock	LIXTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, Lixte Biotechnology Holdings, Inc. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the minimum stockholders’ equity requirement of $2,500,000 for continued listing on the Nasdaq Capital Market under Listing Rule 5550(b)(1) (the “Equity Rule”).

On April 17, 2025, the Company received notice that the Nasdaq Hearings Panel (the “Panel”) had granted the Company an extension in which to regain compliance with all continued listing rules of the Nasdaq Capital Market. The Panel’s determination follows a hearing on April 3, 2025, at which the Panel considered the Company’s plan to regain compliance with the Equity Rule. As a result of the extension, the Panel granted the Company’s request for continued listing on the Nasdaq Capital Market, provided that the Company demonstrates compliance with the Equity Rule and all other continued listing requirements for the Nasdaq Capital Market by July 3, 2025.

During the extension period, the Company’s common shares and warrants will continue to trade on the Nasdaq Capital Market under the symbols “LIXT” and “LIXTW”, respectively.

The Company is undertaking measures to regain compliance under Nasdaq’s continued listing requirements within the extension period and to remain listed on the Nasdaq Capital Market. However, there can be no assurances that the Company will ultimately regain compliance with the Equity Rule, or be able to maintain compliance with all other applicable requirements for continued listing on the Nasdaq Capital Market. The Company’s failure to meet these requirements would result in the Company’s securities being delisted from the Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

Date: April 18, 2025	By:	/s/ BASTIAAN VAN DER BAAN
Bastiaan van der Baan President and Chief Executive Officer